UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2011 (August 11, 2011)

Lone Star Gold, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-159561	45-2578051
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Americas Parkway NE, Suite 200, Albuquerque, New Mexico 87110
 (Address of principal executive offices)

Registrant’s telephone number, including area code:            (505) 563-5828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2011, Lone Star Gold, Inc., a Nevada corporation (the “Company”), issued a press release announcing that it had acquired a 70% working interest in 8 mining concessions within the La Candelaria project area, which is located in the state of Chihuahua, Mexico.

On August 17, 2011, the Company issued a press release providing additional information regarding the La Candelaria project and region, in which the mining concessions acquired by the Company are located.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated August 11, 2011.

99.2	Press release dated August 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR GOLD, INC.

Date: August 26, 2011	By:	/Dan M. Ferris/
Dan M. Ferris, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 11, 2011.

99.2	Press release, dated August 17, 2011.